www.bankrate.com

For more information contact:
Edward J. DiMaria
SVP, Chief Financial Officer
edimaria@bankrate.com
(917) 368-8608

Bruce J. Zanca
SVP, Chief Communications/Marketing Officer
bzanca@bankrate.com
(917) 368-8648

FOR IMMEDIATE RELEASE

Reminder -- Conference Call and Webcast Today at 4:30 P.M. Eastern Time

Interactive Dial-In: (877) 545-1490 International Callers (719) 325-4930
(10 minutes before the call)
Webcast: http://investor.bankrate.com/

BANKRATE ANNOUNCES FOURTH QUARTER AND FULL YEAR 2007 FINANCIAL RESULTS
Company Reports Record Q4 Revenue of $25.2 Million, up 22% Over Q4 2006
Net Income Increased 100% for the Full Year 2007 Over 2006
Q4 and Full Year 2007 GAAP EPS of $0.21 and $1.04; NON-GAAP EPS of $0.33 and $1.39
Company Raises 2008 Guidance

NEW YORK, NY - February 5, 2008 - Bankrate, Inc. (NASDAQ: RATE), today reported financial results for the fourth quarter and fiscal year ended December 31, 2007. Total revenue for the fourth quarter increased by 22% to $25.2 million over the $20.7 million reported in the fourth quarter of 2006. Net income increased by 5% to $4.1 million, or $0.21 per fully diluted share in the fourth quarter of 2007, compared to $3.9 million, or $0.21 per fully diluted share in the fourth quarter of 2006. Earnings per fully diluted share (“EPS”), excluding stock compensation expense, increased by 22% to $0.33 for the fourth quarter 2007, compared to the adjusted EPS of $0.27 for the fourth quarter 2006.

Earnings before interest, taxes, depreciation and amortization (“EBITDA”), excluding stock compensation expense, were $9.8 million, an increase of 21% over the adjusted $8.1 million reported in the fourth quarter 2006. EBITDA for the fourth quarter were $6.4 million, an increase of 5% over the $6.1 million reported in the fourth quarter 2006.

- more -

“It was an unusual quarter in that we had two record months followed by a soft December, when several display advertisers cancelled booked business in that month as a result of anxiety in the mortgage and financial sectors,” said Thomas R. Evans, President and Chief Executive Officer at Bankrate, Inc. “However, January’s activity generated record traffic and click volume and 2008 is off to a great start,” Mr. Evans added.

Total revenue for the year ended December 31, 2007 was $95.6 million, an increase of $16.0 million, or 20%, over the $79.6 million reported for the year ended December 31, 2006. Net income increased by 100% to $20.1 million, or $1.04 per fully diluted share, in the year ended December 31, 2007, compared to $10.0 million, or $0.56 per fully diluted share, in the same period in 2006. Earnings per fully diluted share, excluding stock compensation expense, increased by 51% to $1.39 for the year ended December 31, 2007, compared to $0.92 for the same period in 2006. The $0.92 in adjusted EPS for the year ended December 31, 2006 excludes a $3.0 million legal settlement charge recorded in the third quarter of 2006.

EBITDA for the year ended December 31, 2007, excluding stock compensation expense, were $41.6 million, an increase of 48% over the adjusted $28.1 million reported in same period in 2006. The adjusted $28.1 million EBITDA, excluding stock compensation expense, excludes the $3.0 million legal settlement charge.

Additionally, Bankrate announced earlier today that the company acquired the assets of InsureMe, Inc. (“InsureMe”)based in Englewood, CO, and Lower Fees, Inc, (“Fee Disclosure”), which operates feedisclosure.com and is located in Westlake Village, CA, in separate transactions. The purchase price for the assets of InsureMe was $65 million in cash with an additional $20 million in cash in potential earn-out based on achieving specific financial performance metrics over the next two years. The assets of Fee Disclosure were acquired for $2.85 million in cash and a cash earn-out based on the net revenue achieved over the next five years.

Increase in 2008 Guidance
Bankrate is revising and increasing its 2008 guidance, which was previously announced during the company’s December 10, 2007 conference call. As a result of the acquisitions of InsureMe and Fee Disclosure, along with the strength of the company’s core business, Bankrate is now forecasting revenues of between $167 and $172 million dollars, and EBITDA of between $64 and $68 million dollars. The low end of the guidance represents a 75% increase in revenue and a 54% increase in EBITDA in 2008 over 2007.

- more -

“With the new acquisitions and the expectation that our core business will grow in excess of 25% in 2008, we have raised our guidance to reflect those positive developments,” said Mr. Evans.

2007 Company Highlights

Acquisitions

•
The Nationwide Card Services, Inc. (“NCS”) asset acquisition was completed on December 7, 2007. NCS, based in Memphis, Tennessee, markets a comprehensive line of consumer and business credit cards via the Internet. NCS was purchased for $27.4 million in cash, which includes $1.0 million in working capital, with an additional $7.0 million in potential earn-out based on achieving specific financial performance metrics over the next two years.

•
The Savingforcollege.com, LLC (“SFC”) asset acquisition was completed on December 5, 2007. SFC, based in Rochester, New York, is the premier Internet destination for objective information about 529 college savings plans, helping consumers and financial professionals learn more about options for college financing. SFC was purchased for $2.3 million in cash and an earn-out of $2.0 million for the achievement of certain performance metrics over the next two years.

Financial Highlights-Fourth Quarter 2007

•	Total revenue for the quarter was $25.2 million, an increase of 22%, or $4.5 million, over the $20.7 million reported in the same period last year.

•	Online revenue for the fourth quarter increased by 33% to $22.8 million, an increase of $5.7 million over the $17.1 million reported in the fourth quarter of 2006.

•	Graphic advertising revenue increased 29% to $12.5 million in the fourth quarter of 2007, compared to $9.7 million reported in the fourth quarter of 2006.

•	Hyperlink revenue increased 39% to $10.3 million in the fourth quarter of 2007 compared to $7.4 million reported for the same quarter last year.

•	Print publishing and licensing revenue for the fourth quarter was $2.5 million, a decrease of $1.1 million, or 32%, compared to the $3.6 million reported in the fourth quarter of 2006.

- more -

•	The EBITDA margin, adjusted to exclude stock compensation expense, was 39% for the fourth quarter of both 2007 and 2006.

•	Page views for the fourth quarter of 2007 increased by 9% to 131.0 million, compared to the 120.6 million reported in the fourth quarter of 2006.

Financial Highlights-Full Year 2007

•	Total revenue for the year was $95.6 million, an increase of 20%, or $16.0 million, over the $79.6 million reported in 2006.

•	Online revenue for the year increased by 31% to $83.7 million, an increase of $19.7 million over the $64.0 million reported in 2006.

•	Graphic advertising revenue increased 26% to $46.8 million in 2007, compared to $37.3 million reported in 2006.

•	Hyperlink revenue increased 38% to $36.9 million in 2007, compared to $26.7 million reported last year.

•	Print publishing and licensing revenue for the year was $11.9 million, a decrease of $3.8 million or 24%, compared to the $15.7 million reported in 2006.

•	The EBITDA margin, adjusted to exclude stock compensation expense, and the legal settlement charge in 2006, was 44% in 2007 compared to 35% in 2006.

•	Page views in 2007 increased by 14% to 554.5 million, compared to the 487.4 million reported in 2006.

February 5, 2008 Conference Call Interactive Dial-In and Webcast Information:
To participate in the teleconference please call: (877) 545-1490. International participants may dial: (719) 325-4930. Please access at least 10 minutes prior to the time the conference is set to begin. A Webcast of this call can be accessed at Bankrate’s Web site: http://investor.bankrate.com/events.cfm.

- more -

Replay Information:
A replay of the conference call will be available beginning February 5, 2008, 7:30 p.m. ET/ 4:30 p.m. PT through February 19, 2008. To listen to the replay, call (888)203-1112 and use the passcode: 2487475. International callers should dial (719) 457-0820 and use the passcode: 2487475.

Non-GAAP Measures

To supplement Bankrate’s financial statements presented in accordance with generally accepted accounting principles (“GAAP”), Bankrate uses non-GAAP measures of certain components of financial performance, including EBITDA, income from operations, earnings per diluted share and net income, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses, which might not be calculated in the same manner as, and thus might not be comparable to, similarly titled measures reported by other companies. These non-GAAP measures are provided to enhance investors’ overall understanding of Bankrate’s current financial performance and its prospects for the future. Specifically, Bankrate believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that may not be indicative of its core operating results. In addition, because Bankrate has historically reported certain non-GAAP results to investors, the Company believes the inclusion of non-GAAP measures provides consistency in its financial reporting. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the nearest GAAP measure within the accompanying financial statement tables.

About Bankrate, Inc.

Bankrate, Inc. (Nasdaq: RATE) ("Bankrate") owns and operates Bankrate.com, a leading Internet consumer banking marketplace. Bankrate.com is a destination site of personal finance channels, including banking, investing, taxes, debt management and college finance. Bankrate.com is the leading aggregator of more than 300 financial products, including mortgages, credit cards, new and used auto loans, money market accounts and
CDs, checking and ATM fees, home equity loans and online banking fees. Bankrate.com reviews more than 4,800 financial institutions in 575 markets in 50 states. In 2007, Bankrate.com had nearly 60 million unique visitors. Bankrate.com provides financial applications and information to a network of more than 75 partners, including Yahoo! (Nasdaq: YHOO), America Online (NYSE: TWX), The Wall Street Journal and The New York Times (NYSE: NYT). Bankrate.com's information is also distributed through more than 450 national and state publications. In addition to Bankrate.com, Bankrate also owns and operates Bankrate Select, an Internet lead aggregator and Mortgage Market Information Services, Inc. and Interest.com, Inc., each of which publishes mortgage guides and financial rates and information; Nationwide Card Services, which markets a comprehensive line of consumer and business credit cards via the Internet; and Savingforcollege.com, the premier Internet destination for objective information about 529 college savings plans.

- more -

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:

Certain matters included in the discussion above may be considered to be "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Those statements include statements regarding the intent, belief or current expectations of the Company and members of our management team. Such forward-looking statements include, without limitation, statements made with respect to future revenue, revenue growth, market acceptance of our products, and profitability. Investors and prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include the following: the willingness of our advertisers to advertise on our Web site, interest rate volatility, our ability to establish and maintain distribution arrangements, our ability to integrate the operations and realize the expected benefits of businesses that we have acquired and may acquire in the future, our need and ability to obtain additional equity or debt financing, consumers’ increasing acceptance of the Internet as a medium for obtaining financial product information, the ability of consumers to access our online network through non-PC devices, our ability to maintain the confidence of our advertisers by detecting click-through fraud or unscrupulous advertisers, the effect of unexpected liabilities we assume from our acquisitions, the impact of resolution of lawsuits to which we are a party, our ability to manage traffic on our web sites and service interruptions, the effects of facing liability for content on our web sites, changes in, or interpretations of, accounting rules and regulations, changes in, monetary and fiscal policies of the United States government, the effect of changes in the stock markets and other capital markets, increased competition and its effect on traffic, advertising rates, margins and market share, our ability to protect our intellectual property, legislative and regulatory changes in Internet regulation, technological changes, changes in consumer spending and saving habits, the concentration of ownership of our common stock, the effect of provisions in our Articles of Incorporation, Bylaws and certain laws on change-in-control transactions, fluctuating results of operations , and the accuracy of our financial statement estimates and assumptions. These and additional important factors to be considered are set forth under “Introductory Note”, "Item 1A. Risk Factors,'' "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations'' and in the other sections of our Annual Report on Form 10-K for the year ended December 31, 2006, and in our other filings with the Securities and Exchange Commission. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results or expectations.

-Financial Statements Follow-
###

Bankrate, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)

	December 31,	December 31,
	2007	2006
Assets

Cash and cash equivalents	$125,057,650	$13,125,360
Short-term investments	-	96,800,000
Accounts and notes receivable, net of allowance for doubtful accounts of approximately
$2,290,000 and $2,155,000 at December 31, 2007 and 2006, respectively	19,052,557	15,801,403
Deferred income taxes, current portion	877,977	1,703,747
Prepaid expenses and other current assets	5,349,522	1,032,423
Total current assets	150,337,706	128,462,933

Furniture, fixtures and equipment, net	1,802,276	1,703,680
Deferred income taxes	3,671,029	1,262,279
Intangible assets, net	27,485,005	14,441,162
Goodwill	43,719,639	30,039,425
Other assets	1,338,389	774,117

Total assets	$228,354,044	$176,683,596

Liabilities and Stockholders' Equity

Liabilities:
Accounts payable	$2,245,967	$312,489
Accrued expenses	8,091,524	5,237,222
Deferred revenue	550,473	729,019
Other current liabilities	13,072	27,427
Total current liabilities	10,901,036	6,306,157

Other liabilities	187,067	222,920

Total liabilities	11,088,103	6,529,077

Stockholders' equity:
Preferred stock, 10,000,000 shares authorized and undesignated	-	-
Common stock, par value $.01 per share-- 100,000,000 shares authorized; 18,876,393 and
18,224,620 shares issued and outstanding at December 31, 2007 and 2006, respectively	188,764	182,246
Additional paid in capital	205,306,070	178,255,314
Retained earnings (deficit)	11,771,107	(8,283,041)
Total stockholders' equity	217,265,941	170,154,519

Total liabilities and stockholders' equity	$228,354,044	$176,683,596

Bankrate, Inc.
Condensed Consolidated Statements of Income
(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
Revenue:	2007	2006	2007	2006
Online publishing	$22,778,838	$17,112,733	$83,694,628	$63,970,860
Print publishing and licensing	2,452,485	3,596,022	11,897,231	15,679,115
Total revenue	25,231,323	20,708,755	95,591,859	79,649,975
Cost of revenue (1):
Online publishing	5,816,277	2,745,029	15,149,215	11,101,425
Print publishing and licensing	2,283,464	3,171,945	10,697,546	13,845,594
Total cost of revenue	8,099,741	5,916,974	25,846,761	24,947,019

Gross margin	17,131,582	14,791,781	69,745,098	54,702,956

Operating expenses (1):
Sales	1,684,238	1,326,461	6,383,981	5,055,076
Marketing	2,612,126	1,398,105	8,474,823	4,835,941
Product development	1,327,237	854,515	4,656,064	3,620,750
General and administrative	5,079,850	5,100,246	19,853,112	21,835,046
Legal settlement	-	-	-	3,000,000
Depreciation and amortization	805,453	647,722	2,731,417	2,401,710
	11,508,904	9,327,049	42,099,397	40,748,523
Income from operations	5,622,678	5,464,732	27,645,701	13,954,433

Interest income	1,726,802	1,240,424	6,688,400	2,961,080

Income before income taxes	7,349,480	6,705,156	34,334,101	16,915,513
Income tax expense	3,254,564	2,808,918	14,279,953	6,911,383
Net income	$4,094,916	$3,896,238	$20,054,148	$10,004,130

Basic and diluted net income per share:
Basic	$0.22	$0.21	$1.09	$0.58
Diluted	$0.21	$0.21	$1.04	$0.56

Shares used in computing basic net income per share	18,688,571	18,170,816	18,423,414	17,332,632
Shares used in computing diluted net income per share	19,505,158	18,498,656	19,356,039	17,845,754

(1) Includes stock compensation expense as follows:
Cost of revenue:
Online publishing	$562,893	$290,286	$1,983,815	$1,076,828
Print publishing and licensing	39,155	39,647	159,296	147,453
Other expenses:
Sales	472,606	119,072	1,334,036	662,089
Marketing	190,343	-	629,912	-
Product development	239,677	115,680	803,351	473,956
General and administrative	1,879,170	1,453,397	6,299,008	6,363,207
	$3,383,844	$2,018,082	$11,209,418	$8,723,533

Bankrate, Inc.
Non-GAAP Condensed Consolidated Statements of Income
(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
Revenue:	2007	2006	2007	2006
Online publishing	$22,778,838	$17,112,733	$83,694,628	$63,970,860
Print publishing and licensing	2,452,485	3,596,022	11,897,231	15,679,115
Total revenue	25,231,323	20,708,755	95,591,859	79,649,975
Cost of revenue:
Online publishing	5,253,384	2,454,743	13,165,400	10,024,597
Print publishing and licensing	2,244,309	3,132,298	10,538,250	13,698,141
Total cost of revenue	7,497,693	5,587,041	23,703,650	23,722,738

Gross margin	17,733,630	15,121,714	71,888,209	55,927,237

Operating expenses:
Sales	1,211,632	1,207,389	5,049,945	4,392,987
Marketing	2,421,783	1,398,105	7,844,911	4,835,941
Product development	1,087,560	738,835	3,852,713	3,146,794
General and administrative	3,200,680	3,646,849	13,554,104	15,471,839
Legal settlement (1)	-	-	-	3,000,000
Stock compensation expense (1)	3,383,844	2,018,082	11,209,418	8,723,533
Depreciation and amortization	805,453	647,722	2,731,417	2,401,710
	12,110,952	9,656,982	44,242,508	41,972,804
Income from operations	5,622,678	5,464,732	27,645,701	13,954,433

Interest income	1,726,802	1,240,424	6,688,400	2,961,080

Income before income taxes	7,349,480	6,705,156	34,334,101	16,915,513
Income tax expense	3,254,564	2,808,918	14,279,953	6,911,383
Net income	$4,094,916	$3,896,238	$20,054,148	$10,004,130

Basic and diluted net income per share:
Basic	$0.22	$0.21	$1.09	$0.58
Diluted	$0.21	$0.21	$1.04	$0.56
Basic and diluted net income per share excluding stock compensation expense and legal settlement (1)
Basic	$0.34	$0.29	$1.48	$0.99
Diluted	$0.33	$0.27	$1.39	$0.92

Shares used in computing basic net income per share, GAAP basis	18,688,571	18,170,816	18,423,414	17,332,632
Shares used in computing diluted net income per share, GAAP basis	19,505,158	18,498,656	19,356,039	17,845,754

Shares used in computing basic net income per share, Non-GAAP basis	18,688,571	18,170,816	18,423,414	17,332,632
Shares used in computing diluted net income per share, Non-GAAP basis	19,757,598	19,512,703	19,603,203	18,722,810

(1) See reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Income.

	Three Months Ended		Year Ended
	December 31,		December 31,
Non-GAAP Measures Reconciliation (Unaudited):	2007	2006	2007	2006

EBITDA-
Income from operations, GAAP basis	$5,622,678	$5,464,732	$27,645,701	$13,954,433
Depreciation and amortization	805,453	647,722	2,731,417	2,401,710
EBITDA	6,428,131	6,112,454	30,377,118	16,356,143
Legal settlement	-	-	-	3,000,000
EBITDA, excluding legal settlement	$6,428,131	$6,112,454	$30,377,118	$19,356,143

EBITDA excluding stock compensation expense and legal settlement-
Income from operations, GAAP basis	$5,622,678	$5,464,732	$27,645,701	$13,954,433
Stock compensation expense	3,383,844	2,018,082	11,209,418	8,723,533
Legal settlement	-	-	-	3,000,000
Depreciation and amortization	805,453	647,722	2,731,417	2,401,710
EBITDA excluding stock compensation expense and legal settlement-	$9,811,975	$8,130,536	$41,586,536	$28,079,676

Net income excluding stock compensation expense and legal settlement-
Net income, GAAP basis	$4,094,916	$3,896,238	$20,054,148	$10,004,130
Stock compensation expense, net of tax	2,345,078	1,337,705	7,271,963	5,379,298
Legal settlement, net of tax	-	-	-	1,800,000
Net income excluding stock compensation expense and legal settlement-	$6,439,994	$5,233,943	$27,326,111	$17,183,428

Per basic share, excluding stock compensation expense and legal settlement	$0.34	$0.29	$1.48	$0.99
Per diluted share, excluding stock compensation expense and legal settlement	$0.33	$0.27	$1.39	$0.92

Shares used in computing basic net income per share, GAAP basis	18,688,571	18,170,816	18,423,414	17,332,632

Shares used in computing diluted net income per share, GAAP basis	19,505,158	18,498,656	19,356,039	17,845,754
Impact of applying SFAS No. 123R	252,440	1,014,047	247,164	877,056
Shares used in computing diluted net income per share, excluding the
impact of applying SFAS No. 123R	19,757,598	19,512,703	19,603,203	18,722,810

Bankrate, Inc.
Condensed Consolidated Statements of Income
Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Income
(Unaudited)

	Three Months Ended			Three Months Ended			Year Ended			Year Ended
	December 31, 2007			December 31, 2006			December 31, 2007			December 31, 2006
Revenue:	GAAP	Adjustments (1)	Non-GAAP	GAAP	Adjustments (1)	Non-GAAP	GAAP	Adjustments (1)	Non-GAAP	GAAP	Adjustments (1)	Non-GAAP
Online publishing	$22,778,838	$-	$22,778,838	$17,112,733	$-	$17,112,733	$83,694,628	$-	$83,694,628	$63,970,860	$-	$63,970,860
Print publishing and licensing	2,452,485	-	2,452,485	3,596,022	-	3,596,022	11,897,231	-	11,897,231	15,679,115	-	15,679,115
Total revenue	25,231,323	-	25,231,323	20,708,755	-	20,708,755	95,591,859	-	95,591,859	79,649,975	-	79,649,975
Cost of revenue:
Online publishing	5,816,277	(562,893)	5,253,384	2,745,029	(290,286)	2,454,743	15,149,215	(1,983,815)	13,165,400	11,101,425	(1,076,828)	10,024,597
Print publishing and licensing	2,283,464	(39,155)	2,244,309	3,171,945	(39,647)	3,132,298	10,697,546	(159,296)	10,538,250	13,845,594	(147,453)	13,698,141
Total cost of revenue	8,099,741	(602,048)	7,497,693	5,916,974	(329,933)	5,587,041	25,846,761	(2,143,111)	23,703,650	24,947,019	(1,224,281)	23,722,738

Gross margin	17,131,582	602,048	17,733,630	14,791,781	329,933	15,121,714	69,745,098	2,143,111	71,888,209	54,702,956	1,224,281	55,927,237

Operating expenses:
Sales	1,684,238	(472,606)	1,211,632	1,326,461	(119,072)	1,207,389	6,383,981	(1,334,036)	5,049,945	5,055,076	(662,089)	4,392,987
Marketing	2,612,126	(190,343)	2,421,783	1,398,105	-	1,398,105	8,474,823	(629,912)	7,844,911	4,835,941	-	4,835,941
Product development	1,327,237	(239,677)	1,087,560	854,515	(115,680)	738,835	4,656,064	(803,351)	3,852,713	3,620,750	(473,956)	3,146,794
General and administrative	5,079,850	(1,879,170)	3,200,680	5,100,246	(1,453,397)	3,646,849	19,853,112	(6,299,008)	13,554,104	21,835,046	(6,363,207)	15,471,839
Legal settlement	-	-	-	-	-	-	-	-	-	3,000,000	-	3,000,000
Stock compensation expense	-	3,383,844	3,383,844	-	2,018,082	2,018,082	-	11,209,418	11,209,418	-	8,723,533	8,723,533
Depreciation and amortization	805,453	-	805,453	647,722	-	647,722	2,731,417	-	2,731,417	2,401,710	-	2,401,710
	11,508,904	602,048	12,110,952	9,327,049	329,933	9,656,982	42,099,397	2,143,111	44,242,508	40,748,523	1,224,281	41,972,804
Income from operations	5,622,678	-	5,622,678	5,464,732	-	5,464,732	27,645,701	-	27,645,701	13,954,433	-	13,954,433

Interest income, net	1,726,802	-	1,726,802	1,240,424	-	1,240,424	6,688,400	-	6,688,400	2,961,080	-	2,961,080

Income before income taxes	7,349,480	-	7,349,480	6,705,156	-	6,705,156	34,334,101	-	34,334,101	16,915,513	-	16,915,513
Provision for income taxes	3,254,564	-	3,254,564	2,808,918	-	2,808,918	14,279,953	-	14,279,953	6,911,383	-	6,911,383
Net income	$4,094,916	$-	$4,094,916	$3,896,238	$-	$3,896,238	$20,054,148	$-	$20,054,148	$10,004,130	$-	$10,004,130

Basic and diluted net income per share:
Basic	$0.22	$-	$0.22	$0.21	$-	$0.21	$1.09	$-	$1.09	$0.58	$-	$0.58
Diluted	$0.21	$-	$0.21	$0.21	$-	$0.21	$1.04	$-	$1.04	$0.56	$-	$0.56

Shares used in computing basic net income per share	18,688,571	-	18,688,571	18,170,816	-	18,170,816	18,423,414	-	18,423,414	17,332,632	-	17,332,632
Shares used in computing diluted net income per share	19,505,158	252,440	19,757,598	18,498,656	1,014,047	19,512,703	19,356,039	247,164	19,603,203	17,845,754	877,056	18,722,810

(1) Adjustments for the impact of applying SFAS No. 123R